Exhibit 23(c)(iii)

                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                      Class C  Share Certificate (8-1/2" x 11")

I. FRONT OF CERTIFICATE (All text and other matter lies within decorative border)

(upper left) box with heading:      (upper right) box with heading:
NUMBER (OF SHARES)                      CLASS C  SHARES
                                        (certificate number above)

                                               (centered below boxes)
                                   Oppenheimer International Small Company Fund
                                           A MASSACHUSETTS BUSINESS TRUST

(at left)                                (at right)
THIS IS TO CERTIFY THAT                  SEE REVERSE FOR CERTAIN
                                           DEFINITIONS
                                         (box with number)
                                          CUSIP 683800308
(at left)
is the owner of

                                                     (centered)
               FULLY PAID CLASS C  SHARES OF BENEFICIAL INTEREST OF
               OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
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         (hereinafter called the "Fund"),  transferable only on the books of the
         Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                      (at right of seal)

(signature)                            Dated:
/S/ Brian W. Wixted                   BRIDGET A. MACASKILL
-------------------------              -------------------------
TREASURER                              PRESIDENT

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend
                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                                        SEAL
                                                        1997
                                            COMMONWEALTH OF MASSACHUSETTS

                     (at lower right, printed vertically)
                     Countersigned
                     OPPENHEIMERFUNDS SERVICES
                     (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                        Denver (Colo)         Transfer Agent

                    By: Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with rights of survivorship and not
          as    tenants   in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian  __________
                                (Cust)                  (Minor)
                                     UNDER UGMA/UTMA ________________
                                                        (State)

                       Additional abbreviations may also be used though not in the above list.

For Value Received __________________ hereby sell(s), and transfer(s) unto

(at right) PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
           AND PROVIDE CERTIFICATION BY TRANSFEREE (box below)

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(Please  print  or  type  name  and  address  of
assignee)

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-----------------  Class C Shares  of  beneficial  interest  represented  by the within Certificate, and do hereby irrevocably constitute and appoint.

--------------------- Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ---------------------
                                            Signed: __________________________
                                            -----------------------------------
                                            (Both must sign if joint owners)

                              Signature(s) --------------------------
                              guaranteed    Name of Guarantor
                              by       --------------------------
                           Signature of Officer/Title

(text printed vertically to right of above paragraph)
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in box to left of signature guarantee)
Signatures must be guaranteed by a financial institution of the type described in the current prospectus of the Fund.

(at left)                                          (at right)
PLEASE NOTE:  This document contains               OppenheimerFunds
a watermark when viewed at an angle.               logotype
It is invalid without this watermark.

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                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY



CERTIFIC\815.C